Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AGREEMENT
This Fifth Amendment to Third Amended and Restated Credit Agreement (this “Fifth Amendment”) dated as of May 8, 2025 (the “Fifth Amendment Effective Date”), is among Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (the “Borrower”), each of the undersigned guarantors (collectively, the “Guarantors” and together with the Borrower, the “Loan Parties”), the Lenders (as defined below) party hereto and JPMorgan Chase Bank, N.A., as the Administrative Agent and as the Issuing Bank (as each such term is defined in the Existing Credit Agreement referred to below).
R E C I T A L S
A.    The Borrower, the Administrative Agent, the financial institutions party thereto as lenders (the “Lenders”), the Issuing Bank and the other parties thereto are parties to that certain Third Amended and Restated Credit Agreement dated as of February 3, 2023 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement, as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, including by and after giving effect to this Fifth Amendment, the “Credit Agreement”), pursuant to which the Lenders and the Issuing Bank have agreed to make extensions of credit to the Borrower for the purposes and subject to the terms and conditions set forth therein.
B.    The parties hereto are entering into this Fifth Amendment to, among other things, (i) effectuate the Scheduled Redetermination of the Borrowing Base intended to be effective on or about April 1, 2025 by reaffirming the Borrowing Base at $925,000,000 and (ii) amend certain other terms of the Existing Credit Agreement as provided for in Section 2 hereof, in each case, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1Defined Terms. Each capitalized term used herein and not otherwise defined herein has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fifth Amendment refer to sections of the Credit Agreement.
Section 2Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction (or waiver)

of the conditions precedent set forth in Section 4 hereof, the Existing Credit Agreement is hereby amended effective as of the Fifth Amendment Effective Date as set forth in this Section 2.
2.1Additional Definitions. Section 1.02 of the Existing Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Fifth Amendment” means that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of the Fifth Amendment Effective Date, by and among the Borrower, the Guarantors party thereto, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Fifth Amendment Effective Date” means May 8, 2025.
2.2Amendment to Definitions of “Agreement”, “Loan Documents” and “Reserve Report”. Section 1.02 of the Existing Credit Agreement is hereby further amended to amend and restate the following definitions in their respective entireties to read in full as follows:
“Agreement” means this Third Amended and Restated Credit Agreement, including the Annexes, Schedules and Exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment and as the same may from time to time be further amended, modified, supplemented or restated.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Fee Letters, any certificate required to be delivered under this Agreement by or on behalf of any Loan Party, and any agreement executed by a Credit Party and any Loan Party which states that it is a “Loan Document” as defined herein.

“Reserve Report” means the Initial Reserve Report and any other subsequent report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth, as of each December 31st or June 30th (or such other date as may be acceptable to the Administrative Agent in its sole discretion or as applicable in the event of an Interim Redetermination) the oil and gas reserves attributable to the Oil and Gas Properties of the Loan Parties, together with a projection of the rate of production and future net income, Taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with the Administrative Agent’s lending requirements at the time.

2.3Amendment to Section 2.07(a) (Borrowing Base). The first sentence of Section 2.07(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“On the Fifth Amendment Effective Date, the amount of the Borrowing Base is $925,000,000.”
2.4Amendment to Section 2.07(b) (Scheduled and Interim Redeterminations). The first sentence of Section 2.07(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“The Borrowing Base shall be redetermined semi-annually in accordance with this Section 2.07 (each such redetermination, a “Scheduled Redetermination”), and, subject to Section 2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank and the Lenders on (i) August 1, 2025 and November 1, 2025 (or, in each case, such date promptly thereafter as reasonably practicable) and (ii) thereafter, commencing April 1, 2026, on April 1st and October 1st of each year (or, in each case, such date promptly thereafter as reasonably practicable).”
2.5Amendment to Section 2.07(c)(i)(A) (Scheduled and Interim Redetermination Procedure). Section 2.07(c)(i)(A) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“(A) the Reserve Report and the certificate required to be delivered by the Borrower to the Administrative Agent, in the case of a Scheduled Redetermination, pursuant to Section 8.12(a) and (c), and, in the case of an Interim Redetermination requested by the Borrower, pursuant to Section 2.07(b) and Section 8.12(b) and (c), and”
2.6Amendment to Section 2.07(d)(i)(A) (Effectiveness of a Redetermined Borrowing Base). Section 2.07(d)(i)(A) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“(A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Sections 8.12(a) and (c) in a timely and complete manner, then on (i) August 1, 2025 and November 1, 2025 (or, in each case, such date promptly thereafter as reasonably practicable) and (ii) thereafter, commencing April 1, 2026, on April 1st or October 1st (or, in each case, such date promptly thereafter as reasonably practicable), as applicable, following such notice, or”
2.7Amendment to Section 8.12(a) (Reserve Reports). Section 8.12(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“(a)    On or before March 1st and September 1st (or, in the case of the 2025 calendar year, on or about July 15th) of each year, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the proved Oil and Gas Properties of the Loan Parties as of the immediately preceding December 31st and June 30th, respectively, or, in each case, such other date as may be acceptable to the Borrower and the Administrative Agent. On or before October 15, 2025, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the proved Oil and Gas Properties of the Loan Parties as of October 1, 2025 or such other date as may be acceptable to the Borrower and the Administrative Agent. The Reserve Report delivered on or before March 1st of each year shall be prepared or audited by one or more Approved Petroleum Engineers, and each other Reserve Report shall be prepared by one or more Approved Petroleum Engineers or by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects and, except as otherwise specified therein, to have been prepared in all material respects in accordance with the procedures used in the immediately preceding Reserve Report prepared or audited by one or more Approved Petroleum Engineers.”
2.8Amendment to Section 8.12(b) (Reserve Reports). Section 8.12(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“(b)    In the event of an Interim Redetermination requested by the Borrower pursuant to Section 2.07(b), the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects and to have been prepared in accordance with the procedures used in the immediately preceding Reserve Report prepared or audited by one or more Approved Petroleum Engineers. For any Interim Redetermination requested by the Borrower pursuant to Section 2.07(c), the Borrower shall provide such Reserve Report with an “as of” date as required by the Administrative Agent as soon as possible, but in any event no later than thirty (30) days following the receipt of such request.”
Section 3Spring 2025 Scheduled Redetermination of Borrowing Base and Aggregate Elected Commitment. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and the Lenders party hereto, constituting at least the Required Lenders, hereby agree that the existing Borrowing Base of $925,000,000 under the Credit Agreement shall be reaffirmed at $925,000,000 effective as of the Fifth Amendment Effective Date (the “Spring 2025 Scheduled Redetermination”) and continuing until the next Redetermination Date or other adjustment to the Borrowing Base, whichever occurs first pursuant to the Credit Agreement. The Borrower, the Administrative Agent and the Lenders party hereto hereby further agree that (i) the Spring 2025 Scheduled Redetermination provided for herein shall constitute the Scheduled Redetermination of the Borrowing Base scheduled to occur on April 1, 2025 or such date promptly thereafter as reasonably practicable for purposes of Section 2.07(b) of the Existing Credit Agreement and (ii) this Fifth Amendment constitutes the New Borrowing Base Notice with respect to the Spring 2025 Scheduled Redetermination. The Aggregate Elected Commitment shall remain at $925,000,000 as of the Fifth Amendment Effective Date.
Section 4Conditions Precedent. The effectiveness of this Fifth Amendment and the amendments to the Credit Agreement set forth in Section 2 hereof and the reaffirmation of the Borrowing Base and the Aggregate Elected Commitment set forth in Section 3 hereof is subject to the satisfaction of the following conditions precedent:
4.1    Counterparts. The Administrative Agent shall have received counterparts of this Fifth Amendment, duly executed by the Borrower, each Guarantor, the Administrative Agent and the Required Lenders.
4.2    Fees and Other Expenses. The Administrative Agent shall have received all fees and other amounts due and payable by the Borrower on or prior to the Fifth Amendment Effective Date.
4.3    Reserve Report. The Administrative Agent shall have received a certificate covering the matters described in Section 8.12(c) of the Credit Agreement in respect of the Reserve Report evaluating the proved Oil and Gas Properties of the Loan Parties as of April 1, 2025 prepared by or under the supervision of the chief engineer of the Borrower (the “Fifth Amendment Reserve Report”).
4.4    No Default or Borrowing Base Deficiency. Immediately prior to and after giving effect to this Fifth Amendment and any Borrowing being made on the Fifth Amendment Effective Date, (a) no Default shall have occurred and be continuing, (b) no Borrowing Base Deficiency shall have occurred and (c) each of the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (except to the extent any such representations and warranties are (i) limited by materiality or by reference to Material Adverse Effect, in which case, they shall be true and correct in all respects and (ii) expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date) on and as of the Fifth Amendment Effective Date.

Notwithstanding anything to the contrary set forth in Section 12.02 of the Existing Credit Agreement or otherwise, the Administrative Agent is hereby authorized and directed to declare this Fifth Amendment to be effective on the date that it receives the foregoing, to the reasonable satisfaction of the Administrative Agent, or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Existing Credit Agreement, as amended hereby, for all purposes.
Section 5Miscellaneous.
5.1    Counterparts. This Fifth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and all parties need not execute the same counterpart. Delivery of an executed counterpart of a signature page of this Fifth Amendment by telecopy, emailed .pdf, .tif or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Fifth Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Fifth Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
5.2    Severability. Any provision of this Fifth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
5.3    Confirmation and Effect. The provisions of the Existing Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment, and this Fifth Amendment shall not constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document. Each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Credit Agreement and/or this Fifth Amendment shall mean and be a reference to the Existing Credit Agreement as amended hereby.
5.4    Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Fifth Amendment, (b) ratifies and affirms its obligations under the Existing Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party, (c) acknowledges and renews its continued liability under the Existing Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party, (d) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Existing Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and immediately prior to and after giving effect to this Fifth Amendment, except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (e) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Fifth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fifth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (f) represents and warrants to the Lenders and the Administrative Agent that, immediately prior to and after giving effect to this Fifth Amendment, no Default exists.
5.5    Governing Law. This Fifth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the provisions of Section 12.09(b) through (d) of the Existing Credit Agreement, and such provisions shall apply to this Fifth Amendment mutatis mutandis.
5.6    ENTIRE AGREEMENT. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
5.7    Successors and Assigns. The provisions of this Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.
5.8    Loan Document. This Fifth Amendment shall constitute a “Loan Document” for all purposes under the other Loan Documents.
[Remainder of this page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers or other authorized signatory thereunto duly authorized, as of the date first written above.

BORROWER:	SITIO ROYALTIES OPERATING PARTNERSHIP, LP By: Sitio Royalties GP, LLC, its general partner
By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer
GUARANTORS:	SITIO PERMIAN, LP By: Sitio Royalties Management, LLC, its general partner
By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer
SITIO EAGLE FORD, LP By: Sitio Royalties Management, LLC, its general partner
By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer
SITIO APPALACHIA, LP By: Sitio Royalties Management, LLC, its general partner
By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

SITIO ANADARKO, LP By: Sitio Royalties Management, LLC, its general partner By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer

SITIO ROCKIES, LP By: Sitio Royalties Management, LLC, its general partner
By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer
SITIO ROYALTIES MANAGEMENT HOLDINGS, INC.
By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer
SITIO ROYALTIES MANAGEMENT, LLC
By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender
By: /s/ Dalton Harris
Name: Dalton Harris
Title: Authorized Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Kimberly Miller
Name: Kimberly Miller
Title: Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By: /s/ David Lee Garza
Name: David Lee Garza
Title: Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender
By: /s/ Scott W. Danvers
Name: Scott W. Danvers
Title: Authorized Signatory

By: /s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

CITIBANK, N.A.,
as a Lender
By: /s/ Cliff Vaz
Name: Cliff Vaz
Title: Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

KEYBANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ David Bornstein
Name: David Bornstein
Title: Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

MIZUHO BANK, LTD.,
as a Lender
By: /s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

TRUIST BANK,
as a Lender
By: /s/ Farhan Iqbal
Name: Farhan Iqbal
Title: Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

ROYAL BANK OF CANADA,
as a Lender
By: /s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

BARCLAYS BANK PLC,
as a Lender
By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director
SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

TEXAS CAPITAL BANK,
as a Lender
By: /s/ Jared Mills
Name: Jared Mills
Title: Executive Director
SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

FIRST HORIZON BANK,
as a Lender

By: /s/ Blake Norris
Name: Blake Norris
Title: Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

GOLDMAN SACHS BANK USA,
as a Lender
By: /s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory
SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

COMERICA BANK,
as a Lender
By: /s/ Isabel Deandar
Name: Isabel Deandar
Title: Assistant Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP